EXHIBIT 10.1

Auditor’s Consent

Statement by Experts

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 1, 2005, in the Form 20-FR Registration Statement dated May 25, 2005, Pursuant to Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 9,361,624 shares of its common stock.

Edmonton, Alberta May 25, 2005	“Collins Barrow Edmonton LLP” Signed Chartered Accountants